EXHIBIT 32
                           JACKSONVILLE BANCORP, INC.

                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Enacted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Jacksonville Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date:  August 8, 2005                    /s/ Gilbert J. Pomar, III
                                         -------------------------
                                         Gilbert J. Pomar, III
                                         President & Chief Executive Officer

Date:  August 8, 2005                    /s/ Valerie A. Kendall
                                         ----------------------
                                         Valerie A. Kendall
                                         Executive Vice President
                                         and Chief Financial Officer

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